UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2005

                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-R2)

                       Ameriquest Mortgage Securities Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                              333-121781             33-0885129
 ----------------------------------                           ------------------        -------------------------
(State or Other Jurisdiction                                     (Commission            (I.R.S. Employer
of Incorporation)                                                File Number)           Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                            92868
-----------------------------------------------------                  -------------------
(Address of Principal Executive Offices)                                   (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On March 24, 2005, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-R2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty-two classes of certificates (collectively, the "Certificates"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-3A Certificates, Class A-3B Certificates, Class A-3C Certificates, Class A-3D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,200,000,437.10 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated March 1, 2005, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-3A Certificates, Class A-3B Certificates, Class A-3C Certificates, Class A-3D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to UBS Securities LLC as Representative of the several Underwriters



                                       2
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(collectively the "Underwriters"), pursuant to an Underwriting Agreement, dated
March 18, 2005 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.







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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:


             CLASS                    INITIAL CERTIFICATE          PASS-THROUGH
                                      PRINCIPAL BALANCE(1)             RATE

Offered Certificates
A-1A............................     $ 258,089,000.00               Variable(4)
A-1B............................     $  64,523,000.00               Variable(4)
A-2A............................     $ 258,048,000.00               Variable(4)
A-2B............................     $  64,511,000.00               Variable(4)
A-3A............................     $ 124,645,000.00               Variable(4)
A-3B............................     $ 139,369,000.00               Variable(4)
A-3C............................     $  26,352,000.00               Variable(4)
A-3D............................     $  32,263,000.00               Variable(4)
M-1.............................     $  31,200,000.00               Variable(4)
M-2.............................     $  49,800,000.00               Variable(4)
M-3.............................     $  16,800,000.00               Variable(4)
M-4.............................     $  28,800,000.00               Variable(4)
M-5.............................     $  16,800,000.00               Variable(4)
M-6.............................     $  12,000,000.00               Variable(4)
M-7.............................     $  19,200,000.00               Variable(4)
M-8.............................     $   9,000,000.00               Variable(4)
M-9.............................     $  13,200,000.00               Variable(4)

(1) Approximate.
(2) For the Interest Accrual Period for each Distribution Date on or prior to the Optional Termination Date.
(3) For the Interest Accrual Period for each Distribution Date after the Optional Termination Date.
(4) The pass-through rate on each class of Class A and Mezzanine Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

         The Certificates, other than the Class M-10 Certificates, the Class M-11 Certificates, the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 18, 2005 (the "Prospectus Supplement"), and the Prospectus, dated February 18, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class M-11 Certificates, the Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement




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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                                                   Description
         -----------                                                   -----------
         4.1                                Pooling  and  Servicing  Agreement,  dated as of March 1, 2005,  by and among  Ameriquest  Mortgage  Securities  Inc. as Depositor,  Ameriquest
                                            Mortgage  Company as Master  Servicer and Deutsche Bank National  Trust
                                            Company as Trustee relating to the Series 2005-R2 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 8, 2005


                                         AMERIQUEST MORTGAGE SECURITIES INC.


                                         By: /s/ John P. Grazer
                                            --------------------------------
                                         Name:   John P. Grazer
                                         Title:  CFO





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                                Index to Exhibits
                                -----------------



     Exhibit No.                                Description                                    Sequentially
                                                                                              Numbered Page
         4.1           Pooling and  Servicing  Agreement,  dated as of March 1, 2005,               7
                       by  and  among   Ameriquest   Mortgage   Securities   Inc.  as
                       Depositor,  Ameriquest Mortgage Company as Master Servicer and
                       Deutsche  Bank National  Trust Company as Trustee  relating to the Series 2005-R2 Certificates.




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                                   EXHIBIT 4.1